UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2007
H&E Equipment Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51759	81-0553291

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana		70816

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (225) 298-5200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Audited Balance Sheet of J.W. Burress, Inc. as of December 31, 2006
Unaudited Balance Sheet of J.W. Burress, Inc. as of June 30, 2007
Unaudited Pro Forma Condensed Combined Balance Sheet

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K of H&E Equipment Services, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on September 4, 2007 (the “Initial 8-K”) relating to the Company’s acquisition of all of the capital stock of J.W. Burress, Incorporated (“Burress”). In the Initial 8-K, the Company indicated it would file the historical and pro forma financial information required under Item 9.01 with respect to such acquisition no later than 71 days after the date that the Initial 8-K was required to be filed. This Form 8-K/A amends the Initial 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 of the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The financial statements of J.W. Burress, Incorporated required by Item 9.01(a) are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment and are incorporated herein by reference.
(b) Pro forma financial information.
The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 to this Amendment and is incorporated herein by reference.
(d) Exhibits

99.1	Audited Balance Sheet of J.W. Burress, Incorporated as of December 31, 2006, and the related Statement of Income, Statement of Stockholders’ Equity, and Statement of Cash Flows for the year ended December 31, 2006, and the notes thereto.

99.2	The Unaudited Balance Sheet of J.W. Burress, Incorporated as of June 30, 2007 and the related Statements of Income and Cash Flows for the six months ended June 30, 2007 and 2006, and the notes thereto.

99.3	The Unaudited Pro Forma Condensed Combined Balance Sheet of H&E Equipment Services, Inc. as of June 30, 2007 and the Unaudited Pro Forma Condensed Combined Statement of Income for H&E Equipment Services, Inc. for the year ended December 31, 2006 and six months ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

November 7, 2007	By:	/s/ Leslie S. Magee
		Name:	Leslie S. Magee
		Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Audited Balance Sheet of J.W. Burress, Incorporated as of December 31, 2006, and the related Statement of Income, Statement of Stockholders’ Equity, and Statement of Cash Flows for the year ended December 31, 2006, and the notes thereto.

99.2	The Unaudited Balance Sheet of J.W. Burress, Incorporated as of June 30, 2007 and the related Statements of Income and Cash Flows for the six months ended June 30, 2007 and 2006, and the notes thereto.

99.3	The Unaudited Pro Forma Condensed Combined Balance Sheet of H&E Equipment Services, Inc. as of June 30, 2007 and the Unaudited Pro Forma Condensed Combined Statement of Income for H&E Equipment Services, Inc. for the year ended December 31, 2006 and six months ended June 30, 2007.